EXHIBIT 4.1
                                                                     -----------


THIS CONVERTIBLE DEBENTURE AND THE COMPANY SHARES ISSUABLE UPON CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE TRANSFERRED UNTIL (i) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 AND REGISTRATION OR QUALIFICATION FOR SALE UNDER APPLICABLE STATE SECURITIES LAWS WILL HAVE BECOME EFFECTIVE WITH RESPECT THERETO, OR (ii) RECEIPT OF AN OPINION OF COUNSEL TO THE COMPANY OR OTHER COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY TO THE EFFECT THAT REGISTRATION AND QUALIFICATION UNDER THE SECURITIES ACT OF 1933 AND APPLICABLE STATE SECURITIES LAWS ARE NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED TRANSFER.


                             LINCOLN SNACKS COMPANY
                       CONVERTIBLE SUBORDINATED DEBENTURE
                       ----------------------------------


$5,000,000                                                   As of April 1, 1999
                                                           Stamford, Connecticut


         FOR VALUE RECEIVED, the undersigned, LINCOLN SNACKS COMPANY, a Delaware corporation (the "Maker"), promises to pay to BRYNWOOD PARTNERS III L.P., a Delaware limited partnership (the "Holder"), or order, at its office at Two Soundview Avenue, Greenwich, Connecticut, or at such other place as the Holder may designate, the amount of Five Million Dollars ($5,000,000) (the "Principal Amount"), in lawful money of the United States of America, together with interest on the unpaid balance of this Debenture, at the rates and upon the terms set forth as follows:

         1. PRINCIPAL. The Maker will pay the Holder the entire principal amount of this Debenture on December 31, 2001 (the "Maturity Date").

         2. INTEREST. The principal balance hereof from time to time remaining unpaid and outstanding from and after the date hereof shall bear simple interest at the rate of 6% per annum. In the event the unpaid principal balance or interest accrued on this Debenture is not paid when due, such amount of accrued interest shall bear interest at the rate of 9% per annum. During the term of this Debenture, the Maker will pay interest quarterly in arrears (calculated on the actual number of days elapsed over a year of 365 days) based on the outstanding principal amount of this Debenture.

         3. METHOD OF PAYMENT HEREUNDER. Each payment pursuant to this Debenture will be made in such coin or currency of the United States of America as at the time of payment will be legal tender therein for the payment of public and private debts. All payments and prepayments of principal on this Debenture and all payments of interest on this Debenture will be made by check and delivered to the Holder of this Debenture at



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such Holder's  address as set forth above or to such other address as the Holder may from time to time specify in writing.

         4. PREPAYMENT.

            a) Except as set forth below, the Maker in its absolute discretion may prepay this Debenture, in whole or in part, without penalty or premium, at any time prior to the Maturity Date by providing at least ten (10) days' prior written notice to the Holder (which period may be shortened at the sole option of the Holder). Upon any prepayment of this Debenture, the Maker shall pay the Holder the principal amount of the Debenture to be prepaid together with accrued interest on the principal amount so prepaid to the date of prepayment. If the Debenture is prepaid in part, the Maker will either execute and deliver to the Holder a Debenture for the remaining balance of the principal amount hereof upon surrender of this Debenture at the office of the Maker or make a notation hereon of the principal amount prepaid upon presentment of this Debenture at the office of the Maker. Anything to the contrary notwithstanding, this Debenture may not be prepaid (in whole or in part) without the consent of the Holder, which may be withheld in the Holder's sole discretion, until five business days after the occurrence of the Convertability Event (as defined below).

            b) If the Maker gives notice to the Holder of its desire to prepay this Debenture, in whole or in part, prior to the Maturity Date (but after the Convertability Event), then the Holder will have the option of proceeding with the prepayment or converting all or any portion of the principal amount as to which the Maker has given notice of prepayment, together with accrued interest thereon to the prepayment date, in whole or in part, pursuant to the provisions of Section 5 of this Debenture. If the Holder desires to convert all or any portion of the amount specified in the notice of prepayment rather than permit the prepayment requested by the Maker, the Holder must send written notice of its decision to the Maker within five (5) business days of its receipt of the notice of prepayment. If the Holder does not provide the Maker with timely written notice of the Holder's decision to convert, then the Maker will prepay the Debenture pursuant to the terms of this Section 4.

            c) Any and all prepayments or conversions (as described in Section 5 hereunder) under this Debenture will be credited first against all amounts due hereunder other than accrued and unpaid interest or principal, then against accrued and unpaid interest and then against unpaid principal.




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         5. RIGHT OF HOLDER'S CONVERSION TO SHARES IN LIEU OF REPAYMENT.

            a) Subject to and upon compliance with the provisions hereof, at any time after the Convertability Event, but prior to the Maturity Date, this Debenture, together with accrued and unpaid interest, may be converted, in whole or in part, at the option of the Holder, into the number of duly issued, fully paid and non-assessable shares of Common Stock of the Maker (the "Conversion Shares") specified below.

            b) The number of Conversion Shares to be delivered upon any conversion hereof will be the principal amount of this Debenture being converted plus the accrued and unpaid interest on the principal amount converted to the date of conversion, divided by $1.37 (the "Conversion Price"), representing a mark-up in favor of the Maker over the market value of $0.18 per share as evidenced by the average closing price on the immediately preceding ten trading days. No fraction of a Conversion Share shall be issued upon the conversion of any portion of this Debenture. In lieu of any fraction of a Conversion Share to which the Holder would otherwise be entitled, the Maker shall pay the Holder an amount in cash equal to the fraction of a Conversion Share multiplied by the most recent publicly reported closing price per share of the Common Stock of the Maker prior to the Conversion Date (as defined below) or, if such Common Stock is not then publicly traded, the Conversion Price.

            c) In order to exercise the conversion privilege, (i) this Debenture must be surrendered at the office of the Maker, (ii) the Maker must receive written notice of the Holder's desire to convert at least two (2) business days prior to the desired conversion date (the "Conversion Date") specifying the principal amount hereof to be converted and the Conversion Date. On the Conversion Date, the Holder shall be deemed to be the purchaser of record of the Conversion Shares to which this Debenture will have been converted.

            d) In the event of the conversion of less than the entire principal amount hereof, the Maker shall deliver to the Holder the number of Conversion Shares to which the Holder is entitled on such Conversion Date together with a Debenture in the form hereof dated as of the most recent date prior to such Conversion Date to which interest hereon has been paid in principal amount equal to the principal amount hereof not having been converted on such Conversion Date.

            e) The Maker will at all times reserve and keep available for the purpose of effecting the conversion of this Debenture such number of Conversion Shares as will from time to time be sufficient to effect the conversion of this Debenture.

            f) As used herein, "Convertability Event" shall mean (i) the earlier of the date on which this Debenture may become convertible without the need for approval by the stockholders of the Maker pursuant to Section 203 of the General Corporation Law of the State of Delaware or (ii) the date on which the issuance of this


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Debenture  shall  have been  approved  by the  affirmative  vote at an annual or special meeting of the stockholders of the Maker of at least 66-2/3% of the outstanding voting sock of the Company which is not owned by the Holder.

         6. SUBORDINATION. This Debenture is subordinate and junior to any present or future indebtedness of Borrower to banks or other financial institutions, including, without limitation, The Bank of New York. Such subordination shall not require the consent or written approval of the Lender and such subordination shall be deemed to occur automatically, without further action, upon the creation of any such indebtedness; provided, however, that Lender shall first be given written notice thereof and the opportunity to demand the indebtedness evidenced hereby.

         7. DEFAULT. In the event of the occurrence of any of the following events ("Events of Default"):

            a) The Maker will fail to make payment of any interest on this Debenture when and as the same will become due and payable, whether at the due date hereof, at a date fixed for redemption hereof, or otherwise, and such default will continue for a period of ten (10) days after an executive officer of the Maker receives written notice from Holder of such failure;

            b) The Maker will fail to perform or observe any other material covenant or agreement contained in this Debenture on its part to be performed or observed and any such failure remains unremedied for ten (10) business days after an executive officer of the Maker receives written notice from Holder of such failure;

            c) The Maker shall be in breach of any material term, covenant or restriction set forth in its financing documents with any other lender, including, without limitation, The Bank of New York, N.A.; or

            d) The Maker will (i) apply for or consent to the appointment of a receiver or liquidator of itself or of all or a substantial part of its property; (ii) make a general assignment for the benefit of creditors; (iii) be adjudicated a bankrupt or insolvent or (iv) file a voluntary petition in bankruptcy, or a petition or an answer seeking reorganization or an arrangement with creditors or to take advantage of any bankruptcy, reorganization, insolvency, readjustment or debt, dissolution or liquidation law or statute, or an answer admitting the material allegations of a petition filed against it in any proceeding under any such law, or if corporate action will be taken by the Maker for the purpose of effecting any of the foregoing; or

            e) An order, judgment or decree will be entered, without the application, approval or consent of the Maker by any court of competent jurisdiction, approving a petition seeking reorganization of the Maker or a substantial part of the assets of the Maker, or appointing a receiver, trustee or liquidator of the Maker, and such order, judgment or decree will continue unstayed for a period of ninety (90) days;




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then, and in every such event and at any time thereafter  during the continuance of such event, the Holder may, by written notice to the Maker, declare this Debenture to be forthwith due and payable, whereupon this Debenture will forthwith become due and payable, both as to principal and accrued and unpaid interest.

         8. TAXES, COSTS, ETC. All taxes levied or assessed against the Holder on this Debenture or the debt evidenced hereby, together with all costs, expenses, reasonable attorneys' fees incurred in any action to collect the indebtedness of this Debenture, to foreclose any security agreement securing the indebtedness of this Debenture, or in any litigation or controversy arising from or connected with this Debenture or any other agreement securing the indebtedness of this Debenture shall be due and payable as they arise in the same manner as accrued interest pursuant to Section 2.

         9. PRINCIPAL DUE. Unless sooner demanded as a result of the occurrence of an Event of Default or paid, all outstanding principal, together with all accrued interest not paid pursuant to Section 1, late charges, costs and expenses will be due and payable in full on the Maturity Date. Interest on the outstanding principal balance hereunder is due and payable monthly by the Maker to the Holder in arrears as set forth in Section 2 herein.

         10. RIGHT OF ACCELERATION UPON DEFAULT. The Maker agrees that if (i) it fails to comply fully with any of the terms and conditions of this Debenture or
(ii) an Event of Default occurs, then, upon either occurrence, the entire indebtedness with accrued interest thereon due under this Debenture will, at the option of the Holder, accelerate and become immediately due and payable upon notice.

         11. NO WAIVER. The failure of the Holder to exercise its option to accelerate the indebtedness of this Debenture will not constitute a waiver of its right to exercise the same upon the occurrence of any continued or subsequent Event of Default.

         12. INTEREST RATE UPON DEFAULT. The Maker agrees that upon the occurrence of an Event of Default, or after the entry of a judgment on this Debenture or after the Maturity Date, the unpaid indebtedness of this Debenture will bear interest at the rate of 9% per annum.

         13. MAXIMUM RATE OF INTEREST. Notwithstanding any provision of this Debenture, it is the understanding and agreement of the Maker and the Holder that the maximum rate of interest to be paid by the Maker to the Holder shall not exceed the highest or the maximum rate of interest permissible to be charged under the laws of the State of Connecticut. Any amounts paid in excess of such rate will be considered to have been payments in reduction of principal.

         14. RECEIPT AND USE OF PROCEEDS. The Maker acknowledges receipt of a copy of this Debenture and attests that the proceeds of this Debenture are to be used for general commercial purposes and that no part of such proceeds will be used, in whole or in


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part, for  purchasing or carrying any "margin  security" as such term is defined in Regulation U of the Board of Governors of the Federal Reserve System.

         15. LOST OR DESTROYED DEBENTURE. Upon receipt by the Maker of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Debenture and of the indemnity of the Holder together with such security as the Maker will reasonably request, the Maker will make and deliver a new Debenture of like tenor in lieu of this Debenture.

         16. EXTENSIONS. Should the principal of or interest on this Debenture become due and payable on other than a business day, the payment due date will be extended to the next succeeding business day and, in the case of a payment of principal, interest will be payable thereon at the rate per annum herein specified during any such extension. The term "business day" will mean any day that is not a Saturday, Sunday or legal or banking holiday in the State of Connecticut.

         17. NEGOTIABILITY; REGISTRATION; SUBSEQUENT HOLDER'S RIGHTS UPON TRANSFER. The Holder may negotiate, pledge, assign or otherwise transfer this Debenture in its sole discretion. The Maker will keep a register at its principal office in which provision will be made for the registration, substitution and transfers of Debenture. The Holder of this Debenture (including Holder's subsequent permitted transferees, if any) is entitled to the benefits of such Debenture and the Debenture and Stock Purchase Agreement and may enforce the agreements of the Company contained therein and exercise the remedies provided for thereby or otherwise available in respect thereof.

         18. NO RIGHTS AS SHAREHOLDER. Prior to the Conversion Date, nothing contained in this Debenture will be construed as conferring upon the Holder or any other person the right to vote or to consent or to receive notice as a shareholder of the Company.

         19. NOTICES. Any notices or filings required or permitted to be made pursuant to this Debenture will be made in writing and will be delivered by United States mail, overnight or express courier or in person, to the following addresses.

                      a)     If to the Maker:

                             Lincoln Snacks Company
                             4 High Ridge Park
                             Stamford, CT  06905
                             Attention:  President

                      b)     If to the Brynwood Partners III L.P.
                             Two Soundview Drive Greenwich, CT  06830
                             Attention:  Mr. Hendrik J. Hartong, Jr.
                                         Mr. John T. Gray



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         20. GOVERNING LAW; JURISDICTION.

            a) This Debenture will be governed by and construed in accordance with the laws of the State of Connecticut without regard to choice of law principles.

            b) For purposes of any action or proceeding involving this Debenture, the Holder (by accepting the benefits of this Debenture) and the Maker hereby expressly submit to the jurisdiction of all Federal and state courts sitting in the state of Connecticut and consent that any order, process, notice or motion or other application to or by any of said courts or a judge thereof may be served within or without such court's jurisdiction by registered mail or by personal service, provided that a reasonable time for appearance is allowed. The Holder and the Maker hereby irrevocably waive any objection that they may now or hereafter may have to the laying of venue of any suit, action or proceeding arising out of or relating to this Debenture brought in any Federal or state court sitting in Connecticut and hereby further irrevocably waive any claim that any such suit, action or proceeding in any such court has been brought in an inconvenient forum.

         IN WITNESS WHEREOF, this Debenture has been executed and delivered as of the date first set forth above.


                                      LINCOLN SNACKS COMPANY



                                      By:  /s/ Hendrik J. Hartong III
                                           --------------------------------
                                           Hendrik J. Hartong III
                                           President